UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760-3791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 535-0572

N/A

(Former name or former address, if changed since last report)

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2004, Technology Research Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION
(Registrant)

Date:	July 27, 2004

/s/ Scott J. Loucks
Scott J. Loucks Vice President of Finance; Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 26, 2004, issued by Technology Research Corporation

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